EXHIBIT 10.1
AMENDMENT NO. 1 TO PROMISSORY NOTE
This Amendment No. 1 to Promissory Note, dated as of August ___, 2021 (this “Amendment”), amends that certain Promissory Note, dated as of December 30, 2020, in the original principal amount of $1,000,000 (the “Note”), made by Remark Holdings, Inc., a Delaware corporation (the “Maker”), for the benefit of SV Booth Investments III LLC (“Payee”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to them in the Note.
RECITALS
WHEREAS, the Payee wishes to modify the Note to allow for conversion of amounts due to Payee under the Note into shares of the common stock of the Maker (the “Common Stock”); and
WHEREAS, Maker is willing to accommodate the Payee’s request to modify the Note to allow for such conversion.
NOW THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the parties agree as follows:
1.Notwithstanding anything to the contrary set forth in the Note, the Note shall be amended to provide that, effective on August 5, 2021, it shall be converted automatically into such number of shares of Common Stock equal to (x) $1,000,000 unpaid principal amount of the Note and all accrued and unpaid interest thereon on the date thereof, divided by (y) a conversion price equal to the closing price of the Common Stock on the immediately preceding trading day, rounded up to the nearest whole share of Common Stock.
2.Except as expressly set forth in this Amendment, the Note shall remain unchanged, in full force and effect, and enforceable against the Maker in accordance with its terms.
3.All of the terms and provisions of this Amendment shall be applicable to and binding upon the parties hereto and their respective successors and assigns.
4.MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE UNDER OR RELATING TO THIS AMENDMENT, THE NOTE AND THE OBLIGATIONS ARISING THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.
5.This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Amendment shall be given the same effect as originals.
[signature page follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first herein above written.

REMARK HOLDINGS, INC.

By:	/s/ Kai-Shing Tao
	Name:	Kai-Shing Tao
	Title:	Chief Executive Officer

AGREED AND ACCEPTED BY: SV BOOTH INVESTMENTS III LLC

By:	/s/ Scott Booth
	Name:	Scott Booth
	Title:	Managing Member

2